Exhibit 99
OFG Bancorp Reports 4Q22 & 2022 Results
SAN JUAN, Puerto Rico, January 26, 2023 – OFG Bancorp (NYSE: OFG), the financial holding company for Oriental Bank, reported results for the fourth quarter and year ended December 31, 2022.
Summary

4Q22: EPS diluted of $0.97 compared to $0.87 in 3Q22 and $0.66 in 4Q21. Total core revenues of $168.3 million compared to $156.8 million in 3Q22 and $141.0 million in 4Q21.

Full Year 2022: EPS diluted of $3.44 compared to $2.81 in 2021. Total Core Revenues of $607.8 million compared to $536.6 million.
CEO Comment

José Rafael Fernández, Chief Executive Officer, said: “The fourth quarter reflected total core revenue growth of 7.3% quarter-over-quarter. Key performance metrics improved, with return on average assets of 1.86%, return on average tangible common stockholders’ equity of 20.36%, and an efficiency ratio of 54.45%. Tangible Book Value per share increased to $19.56.”

“Puerto Rico businesses and consumers remain in good financial shape. We look forward to a year of continued progress in 2023, keeping a watchful eye to uncertainties from Federal Reserve Bank rate actions, inflation, and the forecasted mainland recession. We owe a debt of thanks to our team members for their continued dedication, tireless commitment to sales and service, and purposeful drive to bring financial progress to our customers and the communities we serve every day.”

4Q22 Highlights

Net Interest Income of $135.3 million compared to $126.5 million in 3Q22 and $104.2 million in 4Q21. Net interest margin expanded to 5.69% from 5.23% in 3Q22 reflecting FRB rate increases, along with increased investments and loan balances.

Interest Income of $145.7 million compared to $134.7 million in 3Q22 and $112.6 million in 4Q21. Compared to the previous quarter, 4Q22 benefited from higher yields on increased average balances of loans and investment securities.

Total Interest Expense of $10.4 million compared to $8.2 million in 3Q22 and $8.4 million in 4Q21. Compared to 3Q22, 4Q22 interest expense reflected an 11 basis point cost increase, partially offset by a 1.8% balance decline.

Banking & Financial Service Revenues of $33.0 million compared to $30.3 million in 3Q22 and $36.8 million in 4Q21. 4Q22 reflected higher electronic banking activity and higher gain on sale of mortgages compared to 3Q22, which was impacted by business interruptions from Hurricane

Fiona. 4Q22 annual insurance commission recognition of $1.0 million was $1.2 million lower than a year ago due to Fiona related claims.

Pre-Provision Net Revenues of $76.9 million compared to $69.6 million in 3Q22 and $55.8 million in 4Q21.

Provision for Credit Losses of $8.8 million compared to $7.1 million in 3Q22 and $7.2 million in 4Q21. 4Q22 reflected $9.2 million in higher provision due to increased loan volume and a net release of $0.4 million mainly related to reduction in the qualitative adjustment due to the improved macro-economic environment in Puerto Rico as well as stable delinquency trends.

Credit Quality: Net charge offs of $11.2 million compared to $11.3 million in 3Q22 and $32.5 million in 4Q21. 4Q22 reflected $5.4 million for auto loans, $4.0 million for consumer loans, and $3.3 million for a commercial loan previously reserved. 4Q22 early and total delinquency rates and the non-performing loan rate fell from the previous quarter. 4Q21 net charge-offs reflected the decision to sell $65.5 million of past due loans.

Non-Interest Expense of $91.6 million compared to $87.5 million in 3Q22 and $86.5 million in 4Q21. Compared to 3Q22, 4Q22 reflected higher compensation expense due to hourly salary increases implemented in the previous quarter, increases in year-end performance bonuses, and added technology staffing; increased amortization related to new digital projects; and reduced hurricane Fiona related expenses.

Loans Held for Investment (EOP) of $6.84 billion compared to $6.68 billion in 3Q22 and $6.40 billion in 4Q21. Loans increased 2.3% from the previous quarter and 6.8% year-over-year. Compared to 3Q22, 4Q22 loan growth reflected increased balances of commercial, auto, and consumer loans.

New Loan Origination of $616.4 million compared to $511.3 million in 3Q22 and $632.7 million in 4Q21. Compared to 3Q22, 4Q22 originations increased 20.5%, reflecting strong production of commercial loans in Puerto Rico and the mainland, and continued high levels of auto loans at a record $221.4 million.

Total Investments (EOP) of $1.97 billion compared to $2.04 billion in 3Q22 and $895.8 million in 4Q21. Investments declined 3.5% from 3Q22 due to sales of Treasury Bills and paydowns of mortgage backed securities.

Customer Deposits (EOP) of $8.56 billion compared to $8.84 billion in 3Q22 and $8.59 billion in 4Q21. 4Q22 core deposits declined $286.8 million from 3Q22, reflecting lower account balances of approximately $115 million in retail and of $172 million in commercial, including $59 million in public funds.

Total Assets (EOP) of $9.82 billion compared to $10.06 billion in 3Q22 and $9.90 billion in 4Q21.

Capital: CET1 ratio of 13.64% compared to 13.38% in 3Q22 and 13.77% in 4Q21. The change from 3Q22 reflected increased retained earnings and other comprehensive income. Tangible Book Value per share of $19.56 compared to $18.46 in 3Q22 and $19.08 in 4Q21.

Conference Call, Financial Supplement & Presentation

A conference call to discuss 4Q22 results, outlook and related matters will be held today at 10:00 AM ET. Phone (800) 579-2543 or (203) 518-9708. Conference ID: OFGQ422. The call can also be accessed live on  www.ofgbancorp.com with webcast replay shortly thereafter.

OFG’s Financial Supplement, with full financial tables for the quarter and year ended December 31, 2022, and the 4Q22 Conference Call Presentation, can be found on the Quarterly Results page on OFG’s Investor Relations website at www.ofgbancorp.com.
Non-GAAP Financial Measures
In addition to our financial information presented in accordance with GAAP, management uses certain “non-GAAP financial measures” within the meaning of SEC Regulation G, to clarify and enhance understanding of past performance and prospects for the future. Please refer to Tables 8-1 and 8-2 in OFG’s above-mentioned Financial Supplement for a reconciliation of GAAP to non-GAAP measures and calculations.
Forward Looking Statements
The information included in this document contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and involve certain risks and uncertainties that may cause actual results to differ materially from those expressed in the forward-looking statements.
Factors that might cause such a difference include but are not limited to (i) general business and economic conditions, including changes in interest rates; (ii) cybersecurity breaches; (iii) hurricanes, earthquakes, and other natural disasters; (iv) competition in the financial services industry; and (v) the severity, magnitude and duration of the COVID-19 pandemic, and its impact on our operations, personnel, and customers.
For a discussion of such factors and certain risks and uncertainties to which OFG is subject, please refer to OFG’s annual report on Form 10-K for the year ended December 31, 2021, as well as its other filings with the U.S. Securities and Exchange Commission. Other than to the extent required by applicable law, including the requirements of applicable securities laws, OFG assumes no obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements.
About OFG Bancorp
Now in its 59th year in business, OFG Bancorp is a diversified financial holding company that operates under U.S., Puerto Rico and U.S. Virgin Islands banking laws and regulations. Its three principal subsidiaries, Oriental Bank, Oriental Financial Services, and Oriental Insurance, provide a wide range of retail and commercial banking, lending and wealth management products, services, and technology, primarily in Puerto Rico and U.S. Virgin Islands. Visit us at www.ofgbancorp.com.
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Contacts
Puerto Rico & USVI: Idalis Montalvo (idalis.montalvo@orientalbank.com) at (787) 777-2847
US: Gary Fishman (gfishman@ofgbancorp.com) and Steven Anreder (sanreder@ofgbancorp.com) at (212) 532-3232

OFG Bancorp
Financial Supplement
The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation, and investors should refer to our December 31, 2022 Annual Report on Form 10-K once it is filed with the Securities and Exchange Commission.

	Table of Contents
		Pages

OFG Bancorp (Consolidated Financial Information)
Table 1:	Financial and Statistical Summary - Consolidated	2-3
Table 2:	Consolidated Statements of Operations	4-5
Table 3:	Consolidated Statements of Financial Condition	6
Table 4:	Information on Loan Portfolio and Production	7-8
Table 5:	Average Balances, Net Interest Income and Net Interest Margin	9-10
Table 6:	Loan Information and Performance Statistics	11-13
Table 7:	Allowance for Credit Losses	14
Table 8:	Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital	15-16
Table 9:	Notes to Financial Summary, Selected Metrics, Loans, and Consolidated Financial Statements (Tables 1-8)	17

OFG Bancorp (NYSE: OFG)
Table 1-1: Financial and Statistical Summary - Consolidated

		2022		2022	2022	2022	2021
(Dollars in thousands, except per share data) (unaudited)		Q4		Q3	Q2	Q1	Q4
Statement of Operations
Net interest income		$135,282	(a)	$126,510	$115,094	$105,194	$104,199
Non-interest income, net (core)	(1)	33,012		30,298	31,214	31,201	36,751
Total core revenues	(2)	168,294		156,808	146,308	136,395	140,950
Non-interest expense		91,641		87,492	85,258	81,155	86,490
Pre-provision net revenues	(21)	76,895		69,638	66,046	55,645	55,809
Total provision for credit losses		8,757		7,120	6,691	1,551	7,199
Net income before income taxes		68,138		62,518	59,355	54,094	48,610
Income tax expense		21,771		20,599	18,923	16,573	15,330
Net income available to common stockholders		46,367		41,919	40,432	37,521	33,280
Common Share Statistics
Earnings per common share - basic	(3)	$0.97		$0.88	$0.84	$0.77	$0.67
Earnings per common share - diluted	(4)	$0.97		$0.87	$0.84	$0.76	$0.66
Average common shares outstanding		47,572		47,558	48,053	48,968	49,746
Average common shares outstanding and equivalents		47,964		47,926	48,389	49,484	50,299
Cash dividends per common share		$0.20		$0.20	$0.15	$0.15	$0.12
Book value per common share (period end)		$21.91		$20.90	$21.34	$21.37	$21.54
Tangible book value per common share (period end)	(5)	$19.56		$18.46	$18.86	$18.90	$19.08
Balance Sheet (Average Balances)
Loans	(6)	$6,770,341		$6,697,900	$6,640,440	$6,519,119	$6,452,128
Interest-earning assets		9,425,590		9,597,670	9,613,327	9,540,266	9,897,073
Total assets		9,989,293		10,181,000	10,207,579	10,113,750	10,418,274
Core deposits		8,759,080		8,924,089	8,946,517	8,808,547	9,084,282
Total deposits		8,770,446		8,935,455	8,957,883	8,819,913	9,095,648
Interest-bearing deposits		6,059,643		6,296,142	6,266,187	6,271,936	6,435,246
Borrowings		26,820		27,275	27,726	44,262	75,970
Stockholders' equity		1,025,132		1,045,792	1,032,270	1,066,278	1,066,764
Common stockholders' equity		1,025,132		1,045,792	1,032,270	1,066,278	1,066,764
Performance Metrics
Net interest margin	(7)	5.69%	(a)	5.23%	4.80%	4.47%	4.18%
Return on average assets	(8)	1.86%		1.65%	1.58%	1.48%	1.28%
Return on average tangible common stockholders' equity	(9)	20.36%		18.05%	17.70%	15.88%	14.11%
Efficiency ratio	(10)	54.45%		55.80%	58.27%	59.50%	61.36%
Full-time equivalent employees, period end		2,253		2,247	2,230	2,244	2,269
Credit Quality Metrics
Allowance for credit losses		$152,673		$155,162	$159,039	$157,075	$155,937
Allowance as a % of loans held for investment		2.23%		2.32%	2.37%	2.40%	2.44%
Net charge-offs		$11,205	(b)	$11,347	$4,543	$577	$32,482
Net charge-off rate	(11)	0.66%	(b)	0.68%	0.27%	0.04%	2.01%
Early delinquency rate (30 - 89 days past due)		2.46%		2.75%	2.20%	1.97%	2.34%
Total delinquency rate (30 days and over)		4.04%		4.35%	3.68%	3.17%	3.71%
Capital Ratios (period end) (Non-GAAP)	(12)(20)
Leverage ratio		10.36%		9.82%	9.46%	9.54%	9.69%
Common equity Tier 1 capital ratio		13.64%		13.38%	12.80%	13.24%	13.77%
Tier 1 risk-based capital ratio		13.64%		13.38%	12.80%	13.24%	14.27%
Total risk-based capital ratio		14.89%		14.63%	14.05%	14.49%	15.52%
Tangible common equity ("TCE") ratio		9.59%		8.83%	8.85%	9.14%	9.69%

(a)During 4Q 2022, the Federal Reserve System (“FRB”) increased the federal funds rate 125 basis points.
(b)During 4Q 2022, the Company charged-off $3.3 million for a commercial loan previously reserved. At December 31, 2022, this loan was included as held for sale and amounted $6.4 million.
the Company c

OFG Bancorp (NYSE: OFG)
Table 1-2: Financial and Statistical Summary - Consolidated (Continued)

		2022		2021
(Dollars in thousands, except per share data) (unaudited)		YTD		YTD
Statement of Operations
Net interest income		$482,080	(a)(b)	$407,349
Non-interest income, net (core)	(1)	125,725		129,279
Total core revenues	(2)	607,805	(a)(b)	536,628
Non-interest expense		345,546		325,756
Pre-provision net revenues	(21)	268,224		214,824
Total provision for (recapture of) credit losses		24,119		221
Net income before income taxes		244,105		214,603
Income tax expense		77,866		68,452
Net income available to common stockholders		166,239		144,896
Common Share Statistics
Earnings per common share - basic	(3)	$3.46		$2.85
Earnings per common share - diluted	(4)	$3.44		$2.81
Average common shares outstanding		48,033	(c)	50,956
Average common shares outstanding and equivalents		48,436	(c)	51,370
Cash dividends per common share		$0.70	(d)	$0.40
Book value per common share (period end)		$21.91		$21.54
Tangible book value per common share (period end)	(5)	$19.56		$19.08
Balance Sheet (Average Balances)
Loans	(6)	$6,657,760		$6,537,488
Interest-earning assets		9,544,055		9,688,890
Total assets		10,119,505		10,307,369
Core deposits		8,859,600		8,923,563
Total deposits		8,870,966		8,949,227
Interest-bearing deposits		6,223,095		6,382,303
Borrowings		31,461	(e)	93,899
Stockholders' equity		1,042,202	(c)	1,079,845
Common stockholders' equity		1,042,202	(c)	1,049,960
Performance Metrics
Net interest margin	(7)	5.05%	(b)	4.20%
Return on average assets	(8)	1.64%		1.42%
Return on average tangible common stockholders' equity	(9)	17.98%		15.70%
Efficiency ratio	(10)	56.85%		60.70%
Full-time equivalent employees, period end		2,253		2,269
Credit Quality Metrics
Allowance for credit losses		$152,673		$155,937
Allowance as a % of loans held for investment		2.23%		2.44%
Net charge-offs		$27,672		$49,755
Net charge-off rate	(11)	0.42%		0.76%
Early delinquency rate (30 - 89 days past due)		2.46%		2.34%
Total delinquency rate (30 days and over)		4.04%		3.71%
(a)During the year ended December 31, 2022, the Company purchased $843 million mortgage backed securities available for sale, $550 million US Treasury Notes available for sale and $200 million US Treasury Notes held to maturity, net of $245 million US Treasury Notes sold.
(b)During the year ended December 31, 2022, the FRB increased the federal funds rate 425 basis points.
(c)During the year ended December 31, 2022, the Company repurchased $64.1 million of shares pursuant to its $100.0 million share buyback program.
(d)During the year ended December 31, 2022, the Company increased its common stock quarterly dividend from $0.12 per share to $0.20 per share.
(e)During the year ended December 31, 2022, the Company redeemed all outstanding $36.1 million subordinated capital notes prior to maturity.

OFG Bancorp (NYSE: OFG)
Table 2-1: Consolidated Statements of Operations

	Quarter Ended
(Dollars in thousands, except per share data) (unaudited)	December 31, 2022		September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Interest income:
Loans
Non-PCD loans	$105,238		$97,677	$91,788	$86,631	$84,914
PCD loans	19,762		18,563	19,569	20,934	22,660
Total interest income from loans	125,000		116,240	111,357	107,565	107,574
Investment securities	20,727		18,435	10,865	5,384	5,036
Total interest income	145,727	(a)	134,675	122,222	112,949	112,610
Interest expense:
Deposits
Core deposits	10,258		7,978	6,935	7,033	7,830
Brokered deposits	9		9	9	8	9
Total deposits	10,267		7,987	6,944	7,041	7,839
Borrowings	178		178	184	714	572
Total interest expense	10,445	(a)	8,165	7,128	7,755	8,411
Net interest income	135,282		126,510	115,094	105,194	104,199
Provision for (recapture of) credit losses, excluding PCD loans	11,347		9,897	12,486	8,399	(461)
(Recapture of) provision for credit losses on PCD loans	(2,590)		(2,777)	(5,795)	(6,848)	7,660
Total provision for credit losses	8,757		7,120	6,691	1,551	7,199
Net interest income after provision for credit losses	126,525		119,390	108,403	103,643	97,000
Non-interest income:
Banking service revenues	18,224		17,234	18,141	17,562	18,770
Wealth management revenues	8,335	(b)	8,173	8,270	7,857	11,774
Mortgage banking activities	6,453		4,891	4,803	5,782	6,207
Total banking and financial service revenues	33,012		30,298	31,214	31,201	36,751
Other income, net	242		322	4,996	405	1,349
Total non-interest income, net	33,254		30,620	36,210	31,606	38,100
Non-interest expense:
Compensation and employee benefits	38,100	(c)	35,332	34,730	34,768	34,160
Occupancy, equipment and infrastructure costs	13,893	(d)	12,638	12,861	11,916	12,424
General and administrative expenses	39,261	(e)	37,523	39,071	35,953	41,028
Foreclosed real estate and other repossessed assets expenses (income)	239		573	(1,404)	(1,482)	(1,122)
Climate events expenses	148		1,426	—	—	—
Total non-interest expense	91,641		87,492	85,258	81,155	86,490
Income before income taxes	68,138		62,518	59,355	54,094	48,610
Income tax expense	21,771		20,599	18,923	16,573	15,330
Net income available to common shareholders	$46,367		$41,919	$40,432	$37,521	$33,280

(a)Refer to “(a)” in Table 1-1.
(b)During 4Q 2022, annual insurance contingent commissions amounted to $1.0 million, $1.2 million lower than a year ago due to Hurricane Fiona’s related claims.
(c)During 4Q 2022, the Company recognized higher compensation expense due to increases in minimum wages for hourly compensated employees and to the accumulation of higher bonuses due to better overall financial performance in 2022.
(d)During 4Q 2022, the Company recognized higher infrastructure costs as a result of $1.4 million amortization of digital projects placed in production.
(e)During 4Q 2022, the Company accrued $750 thousand for the termination of a mortgage servicing contract for loans in portfolio with an unpaid principal balance of $473.7 million.

OFG Bancorp (NYSE: OFG)
Table 2-2: Consolidated Statements of Operations (Continued)

(Dollars in thousands, except per share data) (unaudited)	Year Ended
	December 31, 2022		December 31, 2021
Interest income:
Loans
Non-PCD loans	$381,334		$338,047
PCD loans	78,828		95,720
Total interest income from loans	460,162		433,767
Investment securities	55,411		15,411
Total interest income	515,573	(a)	449,178
Interest expense:
Deposits
Core deposits	32,204		38,808
Brokered deposits	35		206
Total deposits	32,239		39,014
Borrowings	1,254		2,815
Total interest expense	33,493		41,829
Net interest income	482,080		407,349
Provision for (recapture of) credit losses, excluding PCD loans	42,129		(7,540)
(Recapture of) provision for credit losses on PCD loans	(18,010)		7,761
Total provision for credit losses	24,119	(b)	221
Net interest income after provision for credit losses	457,961		407,128
Non-interest income:
Banking service revenues	71,161		71,718
Wealth management revenues	32,635	(c)	35,044
Mortgage banking activities	21,929		22,517
Total banking and financial service revenues	125,725		129,279
Other income, net	5,965	(d)	3,952
Total non-interest income, net	131,690		133,231
Non-interest expense:
Compensation and employee benefits	142,930	(e)	133,442
Occupancy, equipment and infrastructure costs	51,308		50,158
General and administrative expenses	151,808	(f)	145,163
Foreclosed real estate and other repossessed assets income	(2,074)		(3,007)
Climate events expenses	1,574		—
Total non-interest expense	345,546		325,756
Income before income taxes	244,105		214,603
Income tax expense	77,866		68,452
Net income	166,239		146,151
Less: dividends on preferred stock	—		(1,255)
Net income available to common shareholders	$166,239		$144,896
(a)Refer to “(a)” in Table 1-2.
(b)During the year ended December 31, 2022, the Company grew its loan portfolio balances, requiring higher provision for credit losses, among other factors evaluated.
(c)Refer to “(b)” in Table 2-1.
(d)During the year ended December 31, 2022, the Company recognized $4.6 million in other income from the sale of a legacy branch building.
(e)Refer to “(c)” in Table 2-1.
(f)During the year ended December 31, 2022, the Company recognized $2.9 million higher costs in electronic banking and $4.2 million higher compliance-related professional expenses due to greater levels of business activity.

OFG Bancorp (NYSE: OFG)
Table 3: Consolidated Statements of Financial Condition

(Dollars in thousands) (unaudited)		December 31, 2022		September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Cash and cash equivalents		$550,464		$815,433	$1,307,281	$1,855,729	$2,023,650
Investments:
Trading securities		9		11	13	18	20
Investment securities available-for-sale, at fair value, no allowance for credit losses for any period
Mortgage-backed securities		1,102,501		1,075,838	1,146,459	867,191	496,310
US treasury notes		309,133		401,414	10,733	10,763	10,825
Other investment securities		1,142		1,157	2,378	2,384	3,578
Total investment securities available-for-sale		1,412,776		1,478,409	1,159,570	880,338	510,713
Investment securities held-to-maturity, at amortized cost, no allowance for credit losses for any period
Mortgage-backed securities		337,435		343,549	351,016	359,806	367,507
US treasury notes		197,635		197,225	196,816	—	—
Total investment securities held-to-maturity		535,070		540,774	547,832	359,806	367,507
Equity securities		23,667		23,372	19,848	18,556	17,578
Total investments		1,971,522		2,042,566	1,727,263	1,258,718	895,818
Loans, net		6,723,236		6,591,028	6,585,210	6,449,130	6,329,311
Other assets:
Prepaid expenses		54,641		69,535	65,327	56,513	60,856
Deferred tax asset, net		55,485		66,121	76,101	87,608	99,063
Foreclosed real estate and repossessed properties		15,831		17,868	17,594	17,922	16,984
Premises and equipment, net		106,820		106,025	101,848	97,403	92,124
Goodwill		84,241	(a)	86,069	86,069	86,069	86,069
Other intangibles		27,593		29,662	31,800	33,947	36,093
Right of use assets		25,363		26,192	27,699	28,576	28,846
Servicing asset		50,921		50,061	49,280	49,446	48,973
Accounts receivable and other assets		152,663		157,619	172,302	169,059	181,933
Total assets		$9,818,780		$10,058,179	$10,247,774	$10,190,120	$9,899,720
Deposits:
Demand deposits		$5,176,758		$5,416,309	$5,459,104	$5,504,640	$5,204,340
Savings accounts		2,227,965		2,345,673	2,433,819	2,295,113	2,177,780
Time deposits		1,152,270		1,081,769	1,125,276	1,167,103	1,209,627
Brokered deposits		11,371		11,366	11,371	11,366	11,371
Total deposits		8,568,364		8,855,117	9,029,570	8,978,222	8,603,118
Borrowings:
Advances from FHLB and other borrowings		27,034		27,263	27,618	28,035	28,488
Subordinated capital notes		—		—	—	—	36,083
Total borrowings		27,034		27,263	27,618	28,035	64,571
Other liabilities:
Acceptances outstanding		28,607		29,245	27,150	29,858	35,329
Lease liability		27,370		28,114	29,538	30,287	30,498
GNMA buy-back option program liability	(22)	32,590		29,050	33,431	9,664	14,511
Accrued expenses and other liabilities		92,409		95,523	85,655	74,019	82,533
Total liabilities		8,776,374		9,064,312	9,232,962	9,150,085	8,830,560
Stockholders' equity:
Common stock		59,885		59,885	59,885	59,885	59,885
Additional paid-in capital		636,793		635,523	634,612	633,796	637,061
Legal surplus		133,901		129,429	125,365	121,389	117,677
Retained earnings		516,371		484,057	455,590	426,320	399,949
Treasury stock, at cost		(211,135)		(211,138)	(211,138)	(180,717)	(150,572)
Accumulated other comprehensive income, net		(93,409)		(103,889)	(49,502)	(20,638)	5,160
Total stockholders' equity		1,042,406		993,867	1,014,812	1,040,035	1,069,160
Total liabilities and stockholders' equity		$9,818,780		$10,058,179	$10,247,774	$10,190,120	$9,899,720
(a)During 4Q 2022, the Company sold its pension plan administration operations for a gain of $179 thousand, reducing its corresponding goodwill by $1.8 million.

OFG Bancorp (NYSE: OFG)
Table 4-1: Information on Loan Portfolio and Production

(Dollars in thousands) (unaudited)		December 31, 2022		September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Non-PCD:
Mortgage		$643,203		$650,781	$675,324	$694,613	$704,337
Mortgage GNMA buy-back option program	(22)	32,590		29,050	33,431	9,664	14,511
Commercial		2,464,075		2,363,299	2,388,281	2,256,011	2,088,106
Commercial Paycheck Protection Program (PPP Loans)	(23)	6,702		14,082	33,304	53,277	86,889
Consumer		536,619		520,183	498,404	454,959	408,759
Auto		1,958,257		1,877,945	1,791,052	1,732,859	1,693,029
		5,641,446		5,455,340	5,419,796	5,201,383	4,995,631
Less: Allowance for credit losses		(141,841)		(142,417)	(143,896)	(137,344)	(132,065)
Total non- PCD loans held for investment, net		5,499,605		5,312,923	5,275,900	5,064,039	4,863,566

PCD:
Mortgage		1,028,428		1,059,448	1,099,097	1,144,364	1,188,423
Commercial		159,152		162,287	174,282	190,626	204,335
Consumer		638		738	698	833	916
Auto		5,658		7,152	8,788	10,765	13,281
		1,193,876		1,229,625	1,282,865	1,346,588	1,406,955
Less: Allowance for credit losses		(10,832)		(12,745)	(15,143)	(19,731)	(23,872)
Total PCD loans held for investment, net		1,183,044		1,216,880	1,267,722	1,326,857	1,383,083
Total loans held for investment		6,682,649		6,529,803	6,543,622	6,390,896	6,246,649
Mortgage loans held for sale		19,499		43,262	26,947	26,761	51,096
Other loans held for sale		21,088	(a)	17,963	14,641	31,473	31,566
Total loans, net		$6,723,236		$6,591,028	$6,585,210	$6,449,130	$6,329,311

Loan Portfolio Summary:
Loans held for investment:
Mortgage		$1,671,631		$1,710,229	$1,774,421	$1,838,977	$1,892,760
Mortgage GNMA buy-back option program	(22)	32,590		29,050	33,431	9,664	14,511
Commercial		2,623,227		2,525,586	2,562,563	2,446,637	2,292,441
Commercial Paycheck Protection Program (PPP Loans)	(23)	6,702		14,082	33,304	53,277	86,889
Consumer		537,257		520,921	499,102	455,792	409,675
Auto		1,963,915		1,885,097	1,799,840	1,743,624	1,706,310
		6,835,322		6,684,965	6,702,661	6,547,971	6,402,586
Less: Allowance for credit losses		(152,673)		(155,162)	(159,039)	(157,075)	(155,937)
Total loans held for investment, net		6,682,649		6,529,803	6,543,622	6,390,896	6,246,649
Mortgage loans held for sale		19,499		43,262	26,947	26,761	51,096
Other loans held for sale		21,088	(a)	17,963	14,641	31,473	31,566
Total loans, net		$6,723,236		$6,591,028	$6,585,210	$6,449,130	$6,329,311

(a)Refer to “(b)” in Table 1-1.

OFG Bancorp (NYSE: OFG)
Table 4-2: Information on Loan Portfolio and Production

		Quarter Ended					Year Ended
(Dollars in thousands) (unaudited)		December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Loan production	(13)
Mortgage		$35,242	$38,945	$62,835	$63,883	$78,991	$200,905	$364,214
Commercial		209,078	123,429	143,796	175,531	238,356	651,834	694,747
Commercial PPP Loans		—	—	—	—	—	—	158,994
Commercial US Loans		83,162	55,984	90,952	108,390	79,264	338,488	333,693
Consumer		67,515	73,045	96,571	97,108	80,688	334,239	196,848
Auto		221,369	219,910	193,031	178,288	155,390	812,598	641,705
Total		$616,366	$511,313	$587,185	$623,200	$632,689	$2,338,064	$2,390,201

OFG Bancorp (NYSE: OFG)
Table 5-1: Average Balances, Net Interest Income and Net Interest Margin

	2022 Q4			2022 Q3			2022 Q2			2022 Q1			2021 Q4
(Dollars in thousands) (unaudited)	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest earning assets:
Cash equivalents	$551,555	$5,115	3.68%	$1,016,561	$5,661	2.21%	$1,546,036	$2,984	0.77%	$2,072,112	$929	0.18%	$2,553,118	$944	0.15%
Investment securities	2,103,694	15,612	2.97%	1,883,209	12,774	2.71%	1,426,851	7,881	2.21%	949,035	4,455	1.88%	891,827	4,092	1.84%
Loans held for investment
Non-PCD loans	5,542,986	105,238	7.53%	5,428,852	97,677	7.14%	5,315,401	91,788	6.93%	5,113,715	86,631	6.87%	4,953,279	84,914	6.80%
PCD loans	1,227,355	19,762	6.44%	1,269,048	18,563	5.85%	1,325,039	19,569	5.91%	1,405,404	20,934	5.96%	1,498,849	22,660	6.05%
Total loans	6,770,341	125,000	7.32%	6,697,900	116,240	6.89%	6,640,440	111,357	6.73%	6,519,119	107,565	6.69%	6,452,128	107,574	6.62%
Total interest-earning assets	$9,425,590	$145,727	6.13%	$9,597,670	$134,675	5.57%	$9,613,327	$122,222	5.10%	$9,540,266	$112,949	4.80%	$9,897,073	$112,610	4.51%

Interest bearing liabilities:
Deposits
NOW accounts	$2,624,602	$4,050	0.61%	$2,799,234	$2,927	0.41%	$2,811,396	$2,174	0.31%	$2,813,037	$2,140	0.31%	$2,792,966	$2,239	0.32%
Savings accounts	2,291,884	2,250	0.39%	2,388,072	1,733	0.29%	2,296,903	1,289	0.23%	2,248,193	1,198	0.22%	2,359,959	1,289	0.22%
Time deposits	1,131,791	2,373	0.83%	1,097,470	1,679	0.61%	1,146,522	1,834	0.64%	1,199,340	2,057	0.70%	1,270,955	2,464	0.77%
Brokered deposits	11,366	9	0.30%	11,366	9	0.30%	11,366	9	0.30%	11,366	8	0.30%	11,366	9	0.30%
	6,059,643	8,682	0.57%	6,296,142	6,348	0.40%	6,266,187	5,306	0.34%	6,271,936	5,403	0.35%	6,435,246	6,001	0.37%
Non-interest bearing deposit accounts	2,710,803	—	—	2,639,313	—	—	2,691,696	—	—	2,547,977	—	—	2,660,402	—	—
Fair value premium and core deposit intangible amortization	—	1,585	—	—	1,639	—	—	1,638	—	—	1,638	—	—	1,838	—
Total deposits	8,770,446	10,267	0.46%	8,935,455	7,987	0.35%	8,957,883	6,944	0.31%	8,819,913	7,041	0.32%	9,095,648	7,839	0.34%
Borrowings
Advances from FHLB and other borrowings	26,820	178	2.64%	27,275	178	2.59%	27,726	184	2.66%	28,184	193	2.77%	39,887	279	2.78%
Subordinated capital notes	—	—	—%	—	—	—%	—	—	—%	16,078	521	13.15%	36,083	293	3.23%
Total borrowings	26,820	178	2.64%	27,275	178	2.59%	27,726	184	2.66%	44,262	714	6.54%	75,970	572	2.99%
Total interest-bearing liabilities	$8,797,266	$10,445	0.47%	$8,962,730	$8,165	0.36%	$8,985,609	$7,128	0.32%	$8,864,175	$7,755	0.35%	$9,171,618	$8,411	0.36%
Interest rate spread		$135,282	5.66%		$126,510	5.21%		$115,094	4.78%		$105,194	4.45%		$104,199	4.15%
Net interest margin			5.69%			5.23%			4.80%			4.47%			4.18%

Core deposits: (Non-GAAP)
Deposits
NOW accounts	$2,624,602	$4,050	0.61%	$2,799,234	$2,927	0.41%	$2,811,396	$2,174	0.31%	$2,813,037	$2,140	0.31%	$2,792,966	$2,239	0.32%
Savings accounts	2,291,884	2,250	0.39%	2,388,072	1,733	0.29%	2,296,903	1,289	0.23%	2,248,193	1,198	0.22%	2,359,959	1,289	0.22%
Time deposits	1,131,791	2,373	0.83%	1,097,470	1,679	0.61%	1,146,522	1,834	0.64%	1,199,340	2,057	0.70%	1,270,955	2,464	0.77%
	6,048,277	8,673	0.57%	6,284,776	6,339	0.40%	6,254,821	5,297	0.34%	6,260,570	5,395	0.35%	6,423,880	5,992	0.37%
Non-interest bearing deposit accounts	2,710,803	—	—	2,639,313	—	—	2,691,696	—	—	2,547,977	—	—	2,660,402	—	—
Total core deposits	$8,759,080	$8,673	0.39%	$8,924,089	$6,339	0.28%	$8,946,517	$5,297	0.24%	$8,808,547	$5,395	0.25%	$9,084,282	$5,992	0.26%

OFG Bancorp (NYSE: OFG)
Table 5-2: Average Balances, Net Interest Income and Net Interest Margin (Continued)

	2022 YTD			2021 YTD
(Dollars in thousands) (unaudited)	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate

Interest earning assets:
Cash equivalents	$1,291,633	$14,689	1.14%	$2,466,926	$3,231	0.13%
Investment securities	1,594,662	40,722	2.55%	684,476	12,180	1.78%
Loans held for investment
Non-PCD loans	5,351,639	381,334	7.13%	4,921,186	338,047	6.87%
PCD loans	1,306,121	78,828	6.04%	1,616,302	95,720	5.92%
Total loans	6,657,760	460,162	6.91%	6,537,488	433,767	6.64%
Total interest-earning assets	$9,544,055	$515,573	5.40%	$9,688,890	$449,178	4.64%

Interest bearing liabilities:
Deposits
NOW accounts	$2,761,653	$11,291	0.41%	$2,623,358	$9,179	0.35%
Savings accounts	2,306,607	6,470	0.28%	2,233,824	7,149	0.32%
Time deposits	1,143,469	7,943	0.69%	1,499,457	15,130	1.01%
Brokered deposits	11,366	35	0.30%	25,664	206	0.80%
	6,223,095	25,739	0.41%	6,382,303	31,664	0.50%
Non-interest bearing deposit accounts	2,647,871	—	—	2,566,924	—	—%
Fair value premium and core deposit intangible amortization	—	6,500	—	—	7,350	—
Total deposits	8,870,966	32,239	0.36%	8,949,227	39,014	0.44%
Borrowings
Advances from FHLB and other borrowings	27,497	733	2.67%	57,816	1,641	2.84%
Subordinated capital notes	3,964	521	13.15%	36,083	1,174	3.25%
Total borrowings	31,461	1,254	3.99%	93,899	2,815	3.00%
Total interest-bearing liabilities	$8,902,427	$33,493	0.38%	$9,043,126	$41,829	0.46%
Interest rate spread		$482,080	5.02%		$407,349	4.18%
Net interest margin			5.05%			4.20%

Core deposits: (Non-GAAP)
Deposits
NOW accounts	$2,761,653	$11,291	0.41%	$2,623,358	$9,179	0.35%
Savings accounts	2,306,607	6,470	0.28%	2,233,824	7,149	0.32%
Time deposits	1,143,469	7,943	0.69%	1,499,457	15,130	1.01%
	6,211,729	25,704	0.41%	6,356,639	31,458	0.49%
Non-interest bearing deposit accounts	2,647,871	—	—%	2,566,924	—	—%
Total core deposits	$8,859,600	$25,704	0.29%	$8,923,563	$31,458	0.35%

OFG Bancorp (NYSE: OFG)
Table 6-1: Loan Information and Performance Statistics

	2022		2022	2022	2022	2021
(Dollars in thousands) (unaudited)	Q4		Q3	Q2	Q1	Q4
Net Charge-offs
Non-PCD
Mortgage:
Charge-offs	$8		$14	$259	$3	$4,573
Recoveries	(625)		(280)	(335)	(2,074)	(416)
Total mortgage	(617)		(266)	(76)	(2,071)	4,157
Commercial:
Charge-offs	3,444	(b)	6,485	2,907	544	550
Recoveries	(338)		(214)	(456)	(192)	(418)
Total commercial	3,106		6,271	2,451	352	132
Consumer:
Charge-offs	5,069		4,163	3,307	2,659	2,144
Recoveries	(1,055)		(732)	(795)	(655)	(743)
Total consumer	4,014		3,431	2,512	2,004	1,401
Auto:
Charge-offs	10,380		7,964	6,428	7,890	7,288
Recoveries	(5,001)		(5,674)	(5,565)	(4,891)	(6,282)
Total auto	5,379		2,290	863	2,999	1,006
Total	$11,882		$11,726	$5,750	$3,284	$6,696

PCD
Mortgage:
Charge-offs	$108		$270	$183	$1,134	$15,010
Recoveries	(603)		(191)	(1,026)	(845)	(452)
Total mortgage	(495)		79	(843)	289	14,558
Commercial:
Charge-offs	12		23	—	34	12,123
Recoveries	(264)		(268)	(249)	(3,023)	(746)
Total commercial	(252)		(245)	(249)	(2,989)	11,377
Consumer:
Charge-offs	120		9	8	39	—
Recoveries	(11)		(47)	(13)	(23)	(42)
Total consumer	109		(38)	(5)	16	(42)
Auto:
Charge-offs	65		56	75	114	140
Recoveries	(104)		(231)	(185)	(137)	(247)
Total auto	(39)		(175)	(110)	(23)	(107)
Total	$(677)		$(379)	$(1,207)	$(2,707)	$25,786

Total Net Charge-offs	$11,205		$11,347	$4,543	$577	$32,482
Net Charge-off Rates
Mortgage	-0.26%		-0.04%	-0.20%	-0.38%	3.79%
Commercial	0.44%		0.94%	0.34%	-0.43%	1.95%
Consumer	2.95%		2.52%	1.98%	1.75%	1.29%
Auto	1.11%		0.46%	0.17%	0.69%	0.21%
Total	0.66%		0.68%	0.27%	0.04%	2.01%
Average Loans Held For Investment
Mortgage	$1,699,923		$1,757,897	$1,809,228	$1,885,159	$1,972,889
Commercial	2,586,536		2,560,849	2,555,575	2,450,177	2,362,120
Consumer	558,809		538,898	506,588	461,890	421,824
Auto	1,925,073		1,840,256	1,769,049	1,721,893	1,695,295
Total	$6,770,341		$6,697,900	$6,640,440	$6,519,119	$6,452,128
(a)Refer to “(b)” in Table 1-1.

OFG Bancorp (NYSE: OFG)
Table 6-2: Loan Information and Performance Statistics (Excludes PCD Loans)

		2022	2022	2022	2022	2021
(Dollars in thousands) (unaudited)		Q4	Q3	Q2	Q1	Q4
Early Delinquency (30 - 89 days past due)
Mortgage		$15,115	$15,769	$13,941	$13,788	$16,565
Commercial		2,750	13,223	6,001	2,600	4,736
Consumer		8,895	9,280	7,766	6,485	5,273
Auto		112,191	111,637	91,407	79,491	90,272
Total		$138,951	$149,909	$119,115	$102,364	$116,846
Early Delinquency Rates (30 - 89 days past due)
Mortgage		2.24%	2.32%	1.97%	1.96%	2.30%
Commercial		0.11%	0.56%	0.25%	0.12%	0.23%
Consumer		1.66%	1.78%	1.56%	1.43%	1.29%
Auto		5.73%	5.94%	5.10%	4.59%	5.33%
Total		2.46%	2.75%	2.20%	1.97%	2.34%
Total Delinquency (30 days and over past due)
Mortgage:
Traditional, Non traditional, and Loans under Loss Mitigation		$39,237	$39,577	$36,178	$39,004	$45,521
GNMA's buy-back option program	(22)	32,590	29,050	33,431	9,664	14,511
Total mortgage		71,827	68,627	69,609	48,668	60,032
Commercial		12,121	24,343	13,243	16,061	14,129
Consumer		12,009	11,956	9,744	8,446	7,246
Auto		131,804	132,507	106,637	91,855	103,733
Total		$227,761	$237,433	$199,233	$165,030	$185,140
Total Delinquency Rates (30 days and over past due)
Mortgage:
Traditional, Non traditional, and Loans under Loss Mitigation		5.81%	5.82%	5.10%	5.54%	6.33%
GNMA's buy-back option program	(22)	4.82%	4.27%	4.72%	1.37%	2.02%
Total mortgage		10.63%	10.09%	9.82%	6.91%	8.35%
Commercial		0.49%	1.03%	0.55%	0.71%	0.68%
Consumer		2.24%	2.30%	1.96%	1.86%	1.77%
Auto		6.73%	7.06%	5.95%	5.30%	6.13%
Total		4.04%	4.35%	3.68%	3.17%	3.71%
Nonperforming Assets	(14)
Mortgage		$33,512	$33,225	$33,344	$36,775	$39,394
Commercial		34,432	36,612	47,206	34,892	37,603
Consumer		3,128	2,725	1,987	2,030	2,303
Auto		19,613	20,870	15,329	12,495	19,829
Total nonperforming loans		90,685	93,432	97,866	86,192	99,129
Foreclosed real estate		11,214	14,561	15,061	15,297	15,039
Other repossessed assets		4,617	3,307	2,533	2,625	1,945
Total nonperforming assets		$106,516	$111,300	$115,460	$104,114	$116,113
Nonperforming Loan Rates
Mortgage		4.96%	4.89%	4.70%	5.22%	5.48%
Commercial		1.40%	1.55%	1.98%	1.55%	1.80%
Consumer		0.58%	0.52%	0.40%	0.45%	0.56%
Auto		1.00%	1.11%	0.86%	0.72%	1.17%
Total loans		1.61%	1.71%	1.81%	1.66%	1.98%

OFG Bancorp (NYSE: OFG)
Table 6-3: Loan Information and Performance Statistics

		2022	2022	2022	2022	2021
(Dollars in thousands) (unaudited)		Q4	Q3	Q2	Q1	Q4
Nonperforming PCD Loans	(14)
Mortgage		$259	$260	$261	$310	$334
Commercial		8,927	9,746	10,057	10,877	12,545
Total nonperforming loans		$9,186	$10,006	$10,318	$11,187	$12,879
Nonperforming PCD Loan Rates
Mortgage		0.03%	0.02%	0.02%	0.03%	0.03%
Commercial		5.61%	6.01%	5.77%	5.71%	6.14%
Total		0.77%	0.81%	0.80%	0.83%	0.92%
Total PCD Loans Held for Investment
Mortgage		$1,028,428	$1,059,448	$1,099,097	$1,144,364	$1,188,423
Commercial		159,152	162,287	174,282	190,626	204,335
Consumer		638	738	698	833	916
Auto		5,658	7,152	8,788	10,765	13,281
Total loans		$1,193,876	$1,229,625	$1,282,865	$1,346,588	$1,406,955

		2022	2022	2022	2022	2021
(Dollars in thousands) (unaudited)		Q4	Q3	Q2	Q1	Q4
Total Nonperforming Loans	(14)
Mortgage		$33,771	$33,485	$33,605	$37,085	$39,728
Commercial		43,359	46,358	57,263	45,769	50,148
Consumer		3,128	2,725	1,987	2,030	2,303
Auto		19,613	20,870	15,329	12,495	19,829
Total nonperforming loans		$99,871	$103,438	$108,184	$97,379	$112,008
Total Nonperforming Loan Rates
Mortgage		1.98%	1.93%	1.86%	2.01%	2.08%
Commercial		1.65%	1.83%	2.21%	1.83%	2.11%
Consumer		0.58%	0.52%	0.40%	0.45%	0.56%
Auto		1.00%	1.11%	0.85%	0.72%	1.16%
Total		1.46%	1.55%	1.61%	1.49%	1.75%
Total Loans Held for Investment
Mortgage		$1,704,221	$1,739,279	$1,807,852	$1,848,641	$1,907,271
Commercial		2,629,929	2,539,668	2,595,867	2,499,914	2,379,330
Consumer		537,257	520,921	499,102	455,792	409,675
Auto		1,963,915	1,885,097	1,799,840	1,743,624	1,706,310
Total loans		$6,835,322	$6,684,965	$6,702,661	$6,547,971	$6,402,586

OFG Bancorp (NYSE: OFG)
Table 7: Allowance for Credit Losses

	Quarter Ended December 31, 2022
(Dollars in thousands) (unaudited)	Mortgage	Commercial		Consumer	Auto	Total
Allowance for credit losses Non-PCD:
Balance at beginning of period	$10,431	$38,851		$24,233	$68,902	$142,417
(Recapture of) provision for credit losses	(1,477)	3,413		3,045	6,325	11,306
Charge-offs	(8)	(3,444)	(a)	(5,069)	(10,380)	(18,901)
Recoveries	625	338		1,055	5,001	7,019
Balance at end of period	$9,571	$39,158		$23,264	$69,848	$141,841

Allowance for credit losses PCD:
Balance at beginning of period	$10,727	$1,886		$18	$114	$12,745
(Recapture of) provision for credit losses	(1,863)	(750)		105	(82)	(2,590)
Charge-offs	(108)	(12)		(120)	(65)	(305)
Recoveries	603	264		11	104	982
Balance at end of period	$9,359	$1,388		$14	$71	$10,832

Allowance for credit losses summary:
Balance at beginning of period	$21,158	$40,737		$24,251	$69,016	$155,162
(Recapture of) provision for credit losses	(3,340)	2,663		3,150	6,243	8,716
Charge-offs	(116)	(3,456)		(5,189)	(10,445)	(19,206)
Recoveries	1,228	602		1,066	5,105	8,001
Balance at end of period	$18,930	$40,546		$23,278	$69,919	$152,673
Allowance coverage ratio	1.11%	1.54%		4.33%	3.56%	2.23%
(a)Refer to “(b)” in Table 1-1.

OFG Bancorp (NYSE: OFG)
Table 8-1: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital
In addition to disclosing required regulatory capital measures, we also report certain non-GAAP capital measures that management uses in assessing its capital adequacy. These non-GAAP measures include tangible common equity ("TCE") and TCE ratio. The table below provides the details of the calculation of our regulatory capital and non-GAAP capital measures. While our non-GAAP capital measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly titled measures reported by other companies.

	2022	2022	2022	2022	2021
(Dollars in thousands) (unaudited)	Q4	Q3	Q2	Q1	Q4
Stockholders' Equity to Non-GAAP Tangible Common Equity
Total stockholders' equity	$1,042,406	$993,867	$1,014,812	$1,040,035	$1,069,160
Less: Intangible assets	(111,834)	(115,731)	(117,869)	(120,016)	(122,162)
Noncumulative perpetual preferred stock	—	—	—	—	—
Noncumulative perpetual preferred stock issuance costs	—	—	—	—	—
Tangible common equity	$930,572	$878,136	$896,943	$920,019	$946,998

Common shares outstanding at end of period	47,581	47,563	47,554	48,673	49,636
Tangible book value per common share (Non-GAAP)	$19.56	$18.46	$18.86	$18.90	$19.08
Total Assets to Tangible Assets
Total assets	$9,818,780	$10,058,179	$10,247,774	$10,190,120	$9,899,720
Less: Intangible assets	(111,834)	(115,731)	(117,869)	(120,016)	(122,162)
Tangible assets (Non-GAAP)	$9,706,946	$9,942,448	$10,129,905	$10,070,104	$9,777,558
Non-GAAP TCE Ratio
Tangible common equity	$930,572	$878,136	$896,943	$920,019	$946,998
Tangible assets	9,706,946	9,942,448	10,129,905	10,070,104	9,777,558
TCE ratio	9.59%	8.83%	8.85%	9.14%	9.69%
Average Equity to Non-GAAP Average Tangible Common Equity
Average total stockholders' equity	$1,025,132	$1,045,792	$1,032,270	$1,066,278	$1,066,764
Less: Average intangible assets	(114,412)	(116,612)	(118,750)	(120,874)	(123,201)
Average tangible common equity	$910,720	$929,180	$913,520	$945,404	$943,563

OFG Bancorp (NYSE: OFG)
Table 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures (Continued)

		BASEL III
		Standardized
		2022		2022	2022		2022	2021
(Dollars in thousands) (unaudited)		Q4		Q3	Q2		Q1	Q4
Regulatory Capital Metrics
Common equity Tier 1 capital		$1,037,385		$995,342	$960,015		$955,221	$964,284
Tier 1 capital		1,037,385		995,342	960,015		955,221	999,284
Total risk-based capital	(15)	1,132,658		1,088,584	1,053,766		1,045,437	1,086,897
Risk-weighted assets		7,605,466		7,440,482	7,499,171		7,214,692	7,004,876
Regulatory Capital Ratios
Common equity Tier 1 capital ratio	(16)	13.64%		13.38%	12.80%		13.24%	13.77%
Tier 1 risk-based capital ratio	(17)	13.64%		13.38%	12.80%		13.24%	14.27%
Total risk-based capital ratio	(18)	14.89%		14.63%	14.05%		14.49%	15.52%
Leverage ratio	(19)	10.36%		9.82%	9.46%		9.54%	9.69%

Common Equity Tier 1 Capital Ratio Under Basel III Standardized Approach
Total stockholders' equity		$1,042,406		$993,867	$1,014,812	(a)	$1,040,035	$1,069,160
Plus: CECL transition adjustment	(20)	20,557		20,557	20,557		20,557	27,409
Less: Unrealized losses (gains) on available-for-sale securities, net of income tax		93,663		104,145	49,606		20,522	(5,663)
Unrealized (gains) losses on cash flow hedges, net of income tax		(254)		(256)	(104)		116	503
		1,156,372		1,118,313	1,084,871		1,081,230	1,091,409
Less: Disallowed goodwill		(84,241)	(a)	(86,069)	(86,069)		(86,069)	(86,069)
Disallowed other intangible assets, net		(20,279)		(21,617)	(22,997)		(24,384)	(25,771)
Disallowed deferred tax assets, net		(14,467)		(15,285)	(15,790)		(15,556)	(15,285)
Common equity Tier 1 capital		1,037,385		995,342	960,015		955,221	964,284
Plus: Subordinated capital notes		—		—	—		—	35,000
Tier 1 capital		1,037,385		995,342	960,015		955,221	999,284
Plus tier 2 capital: Qualifying allowance for credit losses		95,273		93,242	93,751		90,216	87,613
Total risk-based capital		$1,132,658		$1,088,584	$1,053,766		$1,045,437	$1,086,897
(a)Refer to “(a)” in Table 3.

OFG Bancorp (NYSE: OFG)
Table 9: Notes to Financial Summary, Selected Metrics, Loans, and Consolidated Financial Statements (Tables 1 - 8)

(1)	Total banking and financial service revenues.
(2)	Net interest income plus non-interest income, net (core)
(3)	Calculated based on net income available to common shareholders divided by average common shares outstanding for the period.
(4)	Calculated based on net income available to common shareholders divided by total average common shares outstanding and equivalents for the period as if converted.
(5)	Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See "Tables 8-1 and 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures" for additional information.
(6)	Information includes all loans held for investment, including PCD loans.
(7)	Calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(8)	Calculated based on annualized income, net of tax, for the period divided by average total assets for the period.
(9)	Calculated based on annualized income available to common shareholders for the period divided by average tangible common equity for the period.
(10)	Calculated based on non-interest expense for the period divided by total net interest income and total banking and financial services revenues for the period.
(11)	Calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(12)	Non-GAAP ratios. See "Tables 8-1 and 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures" for information on the calculation of each of these ratios.
(13)	Production of new loans (excluding renewals).
(14)	Most PCD loans are considered to be performing due to the application of the accretion method, in which these loans will accrete interest income over the remaining life of the loans using estimated cash flow analyses. Therefore, they are not included as non-performing loans. PCD loan pools that are not accreting interest income are deemed to be non-performing loans and presented separately.
(15)	Total risk-based capital equals the sum of Tier 1 capital and Tier 2 capital.
(16)	Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on Common equity Tier 1 capital divided by risk-weighted assets.
(17)	Tier 1 risk-based capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(18)	Total risk-based capital ratio is a regulatory capital measure calculated based on Total risk-based capital divided by risk-weighted assets.
(19)	Leverage capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by average assets, after certain adjustments.
(20)	In March 2020, in light of recent strains on the U.S. economy as a result of the coronavirus disease 2019 (COVID-19), the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, and the Office of the Comptroller of the Currency issued an interim final rule that provided the option to temporarily delay the effects of CECL on regulatory capital for two years, followed by a three-year transition period. In addition, for the first two years, a uniform 25% “scaling factor” is introduced to approximate the portion of the post day-one allowance attributable to CECL relative to the incurred loss methodology. The 25% scaling factor is calibrated to approximate an overall after-tax impact of differences in allowances under CECL versus the incurred loss methodology.
(21)	Pre-provision net revenues is a non-GAAP measure calculated based on net interest income plus total non-interest income, net, less total non-interest expenses for the period.
(22)	Under the GNMA program, issuers such as OFG Bancorp have the option but not the obligation to repurchase loans that are 90 days or more past due. For accounting purposes, these loans subject to the repurchase option are required to be reflected (rebooked) on the financial statements of the Company with an offsetting liability.
(23)	PPP loans are fully guaranteed by the SBA and risk-weighted at 0%.